SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material pursuant to  240.14a-12

                       NOVO NETWORKS, INC.
      (Name of the Registrant as specified in its charter)

      _____________________________________________________
           (Name of person(s) filing Proxy Statement,
                  if other than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-
      6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
    ________________________________________________________

(2) Aggregate number of securities to which transaction applies:
    ________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       (Set forth the amount on which the filing is calculated
                   and state how it was determined):
    ________________________________________________________

      (4) Proposed maximum aggregate value of transaction:
    ________________________________________________________

                       (5) Total fee paid:
    ________________________________________________________

[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided
          by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
     ________________________________________________________

     (2) Form, schedule or registration statement no.:
     ________________________________________________________

     (3) Filing party:
     ________________________________________________________

     (4) Date filed:
     ________________________________________________________

                             [LOGO]





                        October 27, 2003



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Novo Networks, Inc. (the "Company"), which is to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Monday, December 8, 2003, commencing at 1:00 PM (Central Standard Time). The Company urges you to be present in person or to be represented by proxy at the Annual Meeting.

     The Notice of Annual Meeting and the Proxy Statement fully describe the purposes for the Annual Meeting, which include the following: (i) to elect one Class I director to serve until the 2006 Annual Meeting, and until his or her successor is duly elected and qualified; (ii) to ratify the selection of Grant Thornton, LLP as independent auditor of the Company for the fiscal year ending June 30, 2004; and (iii) to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The Company's Board of Directors (the "Board") believes that a favorable vote on each of the matters to be considered at the Annual Meeting is in the best interest of the Company and its stockholders, and the Board unanimously recommends a vote "FOR" each of those matters. Accordingly, the Company urges you to review the accompanying material carefully and to return the enclosed proxy promptly.

     The Board has fixed Friday, October 24, 2003, as the record date for the determination of the stockholders who will be entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting at the Company's offices, 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and it also will be available for inspection at the Annual Meeting.

     Officers of the Company will be present to help host the Annual Meeting and to respond to any questions from stockholders. Regardless of whether or not you expect to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy without delay. You may vote in person even if you have previously returned a proxy.

                                   Sincerely,




                                   Barrett N. Wissman
                                   Chairman

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON DECEMBER 8, 2003

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Novo Networks, Inc. (the "Company"), a Delaware corporation, will be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Monday, December 8, 2003, commencing at 1:00 PM (Central Standard
Time).

     The Annual Meeting will be convened for the following purposes:

     1.   to elect one Class I director to serve until the 2006
          Annual Meeting and until his or her successor is duly elected and qualified;

     2. to ratify the selection of Grant Thornton, LLP as independent auditor of the Company for the fiscal year ending June 30, 2004; and

     3. to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. A copy of the Company's 2003 Annual Report to Stockholders, which includes audited financial statements, is also enclosed with this notice.

     Only stockholders of record on Friday, October 24, 2003, are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting in the Company's offices at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and it will also be available for inspection at the Annual Meeting.

     Each vote is important. To ensure that it is cast, the enclosed proxy should be marked, signed, dated and returned as promptly as possible in the postage-prepaid envelope that has been enclosed for that purpose. A stockholder may vote in person even if he or she has previously returned a proxy.


                                   By Order of the Board of
                                   Directors,




                                   Steven W. Caple
                                   President


Dallas, Texas
October 27, 2003

                       NOVO NETWORKS, INC.

                         PROXY STATEMENT
               FOR ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON DECEMBER 8, 2003

                 DATE, TIME AND PLACE OF MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Novo Networks, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.00002 per share (the "Common Stock"), for use at the Company's 2003 Annual Meeting of Stockholders (the "Annual Meeting") or at any postponement or adjournment thereof, for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders. The Annual Meeting is to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Monday, December 8, 2003, commencing at 1:00 PM (Central Standard Time).

     This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about October 27, 2003. Stockholders should review the information provided herein in conjunction with the Company's 2003 Annual Report to Stockholders (the "Annual Report"), which accompanies this Proxy Statement.

     The Company's principal executive offices are located at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and its telephone number is (214) 777-4100.

                  INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Board. The giving of a proxy does not preclude the right to vote in person should any stockholder giving a proxy so desire. Stockholders have the unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary, at the Company's headquarters, a written revocation or duly executed proxy bearing a later date. However, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     All shares represented by valid proxies at the Annual Meeting, unless the stockholder otherwise specifies, will be voted "FOR" the proposals (1) and (2) described in the Notice of Annual Meeting and at the discretion of the proxy holders with respect to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Annual Meeting or any adjournment or postponement thereof. Where a stockholder has appropriately specified how a proxy is to be voted, it will be cast accordingly.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing. In addition, the Company expects to retain the services of Georgeson Shareholder Communications, Inc. to act as the Company's exclusive outside proxy solicitor in connection with the 2003 Annual Meeting. The fee for Georgeson's services is expected to be approximately $5,000 plus reimbursement of certain expenses relating to the proxy solicitation.

          RECORD DATE AND OUTSTANDING VOTING SECURITIES

     October 24, 2003, is the record date (the "Record Date") for determining the stockholders who will be entitled to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding approximately:

     * 52,323,701 shares of issued and outstanding Common Stock held by approximately 1,217 stockholders of record;

     * No shares of issued and outstanding Series A Convertible
       Preferred Stock (the "Preferred A Stock");

     * 4,500 shares of issued and outstanding Series B
       Convertible Preferred Stock (the "Preferred B Stock") held by approximately 18 stockholders of record;

     * 14,570 shares of Series C Convertible Preferred Stock
       (the "Preferred C Stock") held by approximately seven stockholders of record; and

     * 8,578 shares of Series D Convertible Preferred Stock (the
       "Preferred D Stock") held by approximately two stockholders of record.

     An additional 326,087, 813,966 and 1,225,429 shares of
Common Stock are issuable upon the conversion of the outstanding
Preferred B Stock, Preferred C Stock and Preferred D Stock, respectively.

     Each share of Common Stock is entitled to one vote. The
Common Stock constitutes the only outstanding securities of the Company that can vote at the Annual Meeting.

            QUORUM, ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting, either in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select an inspector of elections for the Annual Meeting, who will be a designee of the Company's transfer agent. Such inspector will determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

     Under Delaware law, abstentions and broker "non-votes," which are proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, will be counted for determining whether a quorum is present, but will not be counted as votes cast.

                          VOTE REQUIRED

     The nominee receiving the greatest number of votes cast by those entitled to vote will be elected. For all other matters submitted at the meeting, an affirmative vote of the majority of the shares present in person or by proxy is necessary.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

     The Board is divided into three classes designated Class I, Class II and Class III. Directors in each class serve for a term of three years and until their successors are duly elected and qualified. There are two director seats in Class I and a single director seat in each of Class II and Class III. The second Class I director seat is currently vacant as a result of the resignation of Jan Robert Horsfall on August 13, 2003. The term of one class expires at each successive Annual Meeting.

     At the Annual Meeting, one individual will be elected as a Class I director, to serve until the Annual Meeting in 2006 and until his successor is duly elected and qualified. The nominee for election at the Annual Meeting as a Class I director of the Board is Russell W. Beiersdorf. Mr. Beiersdorf currently serves as a director of the Company.

     Under the Company's bylaws, directors are elected by a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Proxy holders may not vote proxies for a greater number of individuals than the nominee named. Unless otherwise instructed, proxy holders will vote proxies for the nominee.

     If elected, Mr. Beiersdorf will serve as a director until the 2006 Annual Meeting and until his successor is duly elected and qualified or until his earlier resignation or removal. Information about the nominee is set forth in the following section regarding current directors.

     The Board unanimously recommends a vote "FOR" the election of Mr. Beiersdorf as a Class I director.

     INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

     The following table and biographical descriptions set forth certain information with respect to the nominee for election as a Class I director at the Annual Meeting and the continuing directors whose terms expire at the 2004 and 2005 Annual
Meetings.


                                                                                               Director
                            Name                          Age      Principal Occupation         Since
     ---------------------------------------------------  ---  ---------------------------   -----------
     CLASS I NOMINEE FOR ELECTION AT 2003 ANNUAL MEETING
     (TERM EXPIRES IN 2006)
          Russell  W. Beiersdorf                           37  President of Alyn, Inc.           2002

     CLASS II CONTINUING DIRECTOR
     (TERM EXPIRES IN 2004)
          John Stevens Robling, Jr.                        53  Managing Director of the          2001
                                                               Liati Group, LLC
     CLASS III CONTINUING DIRECTOR
     (TERM EXPIRES IN 2005)
          Barrett N. Wissman                               41  Chairman of the Board of the      1999
                                                               Company


              CLASS I NOMINEE FOR ELECTION AT 2003
              ANNUAL MEETING - TERM EXPIRES IN 2006

     RUSSELL W. BEIERSDORF, 37, has been one of the Company's directors since December 12, 2002. Since 1997, he has been President of Alyn, Inc. and a private investor. Mr. Beiersdorf was formerly a professional golfer on the PGA and Ben Hogan Tours. He received his Bachelor of Science degree from Southern Methodist University.

       CLASS II CONTINUING DIRECTOR - TERM EXPIRES IN 2004

     JOHN STEVENS ROBLING, JR., 53, has been one of the Company's directors since June 5, 2001. He is Managing Director of the
Liati Group. He also served in various capacities, including as the Company's Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, from September 22, 1999, through
August 31, 2000. Prior to his appointment to these positions, Mr. Robling was Chief Financial Officer of AxisTel
Communications, Inc., one of the Company's subsidiaries, and PhoneFree.com, Inc. (now Gemini Voice Solutions, Inc.), one of the Company's minority interests. Before joining AxisTel in 1998, Mr. Robling was an independent financial advisor and specialized in offering private equity investment services to various clients. From 1992 to 1997, Mr. Robling was a principal, board member and investment committee member of Hamilton Lane Advisors, Inc. Hamilton Lane is a private equity consulting firm headquartered in Philadelphia. Prior to joining Hamilton Lane, Mr. Robling was a Vice President at Lazard Freres & Co. in its International and Mergers and Acquisitions Departments. He was also a member of the Country Advisory Group, an informal partnership among Lazard Freres, S.G. Warburg and Lehman
Brothers, which advised the sovereign governments of developing countries. In connection with these engagements, Mr. Robling provided financial advisory services to national telecommunications authorities and multi-national telecommunications companies. Mr. Robling received a Master of Business Administration degree from the University of Chicago and graduated with distinction from Georgetown University.

      CLASS III CONTINUING DIRECTOR - TERM EXPIRES IN 2005

     BARRETT N. WISSMAN, 41, has been one of the Company's directors since September 22, 1999. He served as Chief Executive Officer from September of 1999 through April of 2000 and President from September of 1999 until January of 2003, at which time Mr. Wissman resigned as an officer and accepted the position of non-executive Chairman of the Board. He manages several financial management and investment advisory companies.
Mr. Wissman holds Bachelor of Arts degrees, cum laude, in economics and political science from Yale University and a Master of Arts degree in music from Southern Methodist University.

                       EXECUTIVE OFFICERS

     STEVEN W. CAPLE, 38, serves as the Company's President. He previously served in the capacities of Senior Vice President, General Counsel and Secretary and Vice President of Legal Affairs and Assistant General Counsel. Mr. Caple joined the Company from GTE Corporation (now Verizon Communications, Inc.), where he was an Assistant General Counsel. Prior to GTE, he served as Assistant General Counsel and Director of Legal Affairs for Chancellor Media Corporation (now Clear Channel Communications, Inc.). Mr. Caple joined Chancellor Media from Marcus Cable, LP (now Charter Communications, Inc.), where he also was Assistant General Counsel and Director of Legal Affairs. Prior to Marcus Cable, Mr. Caple practiced law with the firm of Patton, Haltom, Roberts, McWilliams & Greer. He received his Bachelor of Arts degree from the University of Texas at Dallas and his Doctor of Jurisprudence degree, cum laude, from the University of Arkansas, where he also served as Managing Editor of the Arkansas Law Review.

     SUSIE C. HOLLIDAY, 38, served as the Company's Senior Vice President of Accounting until her resignation on August 1, 2003. She was responsible for the Company's accounting activities. Ms. Holliday was formerly Vice President of Regulatory Compliance and Planning for Charter Communications, Inc., the fifth largest cable company in the United States. She specialized in federal communications regulation, internal budgeting and reporting. Prior to Charter Communications, she had similar responsibilities with Marcus Cable, LP. Ms. Holliday worked in the cable industry for seven years. Prior to joining Marcus Cable, Ms. Holliday worked for KPMG, LLP for six years in the Accounting and Audit Practice. She received her Bachelor of Science degree in accounting from the College of William and Mary and is a Certified Public Accountant.

     PATRICK G. MACKEY, 57, currently serves as the Company's Senior Vice President of Accounting, a role he assumed upon the resignation of Susie C. Holliday on August 1, 2003. He previously served as the Company's Senior Vice President of Administration. Mr. Mackey was formerly the Executive Vice President and Chief Financial Officer of Internet Global Services, Inc., one of the Company's subsidiaries. From December 1998 to March 2000, he was a partner with Tatum CFO Partners, LLP, which assigned him to the Internet Global account. Mr. Mackey was an independent financial consultant from July 1996 to December 1998 working with various start-up companies in the healthcare and software industries. From January 1990 to July 1996, he was a founder and Executive Vice President, Chief Financial Officer and Chief Operating Officer of MultiTechnology Services, Inc., a provider of telephony and cable television in multi-family residential communities. Mr. Mackey received his Bachelor of Science degree in accounting from Louisiana Tech University and is a Certified Public Accountant.

                SECURITY OWNERSHIP OF DIRECTORS,
              MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of the Record Date by: (i) each person who is a beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) the Named Executive Officers; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the address of each listed stockholder is in care of the Company at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201. All of the shares indicated in the table below are of Common Stock:


                                   NUMBER OF SHARES   PERCENTAGE
                                     BENEFICIALLY    BENEFICIALLY
             HOLDERS                  OWNED (1)       OWNED (1)
---------------------------------  ----------------  ------------
Russell W. Beiersdorf (2)........      45,000             *
Steven W. Caple (3)..............     256,385             *
Susie C. Holliday (4)............     489,800             *
Patrick G. Mackey (5)............     579,657            1.1%
John Stevens Robling, Jr. (6)....     145,000             *
Barrett N. Wissman (7)...........   4,594,419            8.4%
Officers and Directors as a
  Group (10 Persons)(8)..........   6,110,261           10.9%
Hunt Asset Management, LLC (9)...  10,316,200           19.7%
IEO Investments Limited (10).....  10,316,200           19.7%


__________________
 *   Represents less than one percent.

(1) For purposes of this table, a person is deemed to have beneficial ownership of the number of shares of Common Stock that such person has the right to acquire within 60 days of the Record Date. Percentages have been based on the Company having 52,323,701 shares of Common Stock issued and outstanding. For purposes of computing the percentage of outstanding shares of Common Stock held by any individual listed in this table, any shares of Common Stock which such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)  Includes vested option to purchase 25,000 shares of Common
     Stock.

(3) Includes (a) 26,385 shares of Common Stock owned directly and (b) vested options to purchase 230,000 shares of Common
     Stock.

(4) Includes (a) 14,800 shares of Common Stock owned directly and (b) vested options to purchase 475,000 shares of Common
     Stock.

(5) Includes (a) 17,157 shares of Common Stock owned directly and (b) vested options to purchase 562,500 shares of Common
     Stock.

(6) Includes (a) 120,000 shares of Common Stock owned directly and (b) vested options to purchase 25,000 shares of Common
     Stock.

(7)  Includes (a) 25,000 shares of Common Stock owned directly,
     (b) vested options to purchase 2,691,760 shares of Common Stock, (c) 1,741,659 shares of Common Stock held by Sienna Continuity Trust, for which Mr. Wissman is a beneficiary, and (d) 136,000 shares of Common Stock held by Sandera Partners, LP, in which Mr. Wissman has shared control. The address for Mr. Wissman is Post Office Box 1011, Fredriksted, St. Croix, United States Virgin Islands 00841.

(8) Includes vested options to purchase 4,009,260 shares of Common Stock.

(9) This information is based on information reported by the stockholder in filings made with the Securities and Exchange Commission (the "Commission"). The address of Hunt Asset Management, LLC is 1601 Elm Street, 40th Floor, Dallas, Texas 75201.

(10) This information is based on information reported by the stockholder in filings made with the Commission. The address of IEO Investments Limited is Hunkins Waterfront Plaza, Main Street Post Office Box 556, Charlestown, Nevis, West Indies. IEO Investments Limited is owned by Hunt Asset Management, LLC.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), requires the Company's directors, executive officers, and individuals who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership of Common Stock with the Commission. Such persons are required by applicable regulations to furnish us with copies of all Section 16(a) reports that they file.

     To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company's directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the fiscal year ended June 30, 2003, except for the late filing of a Form 3 for Patrick G. Mackey.

                  THE BOARD AND ITS COMMITTEES

     The business of the Company is managed under the direction of the Board. The Board interacts with management and meets on a regular basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2003, the Board had three special meetings and acted by unanimous written consent on two occasions. Each member of the Board participated in at least 75% of such Board and applicable committee meetings held during the fiscal year and the period during which he was a director.

     The Board has established Audit and Compensation Committees to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of those committees and their current members are set forth below.

     The Audit Committee recommends to the Board the appointment of the firm selected to serve as the independent auditor for the Company and its subsidiaries and monitors the performance of any such firm. It also reviews and approves the scope of the audit and evaluates, with the independent auditor, the Company's audit and annual financial statements, reviews with management the status of internal accounting controls, evaluates issues having a potential financial impact on the Company, which may be brought to the Audit Committee's attention by management, the independent auditors, or the Board and evaluates public financial reporting documents of the Company. The Audit Committee currently includes Russell W. Beiersdorf and John Stevens Robling, Jr. During the fiscal year ended June 30, 2003, the Audit Committee met four times. Mr. Robling currently serves as Chairman of the Audit Committee.

     The Company does not currently have an Executive Committee, a Compensation Committee or a Nominating Committee. The functions customarily attributable to an Executive Committee, a Compensation Committee and a Nominating Committee are performed by the Board as a whole. Nominees that are intended to be presented by stockholders at the next Annual Meeting must be received by us at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, by June 30, 2004, in order for them to be considered for inclusion in the Proxy Statement for that Annual Meeting.

                    COMPENSATION OF DIRECTORS

     Each non-employee director receives $1,000 for each Board meeting and committee meeting attended in person and $500 for each Board meeting and committee meeting attended by conference call, with the exception of members of the Audit Committee, who receive $750 for each meeting attended by conference call.

                    REPORT OF AUDIT COMMITTEE

     The Audit Committee is made up of the following members:
Russell W. Beiersdorf and John Stevens Robling, Jr. The Audit Committee operates pursuant to a charter approved and adopted by the Board on September 7, 2000, a copy of which is attached as Appendix A. In accordance with the charter, all of the members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise.

     The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with the Company the audited financial statements and the footnotes thereto in the Annual Report and discussed with the Company the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Company's outside auditor is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the outside auditor its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's outside auditor under generally accepted auditing standards.

     The Audit Committee discussed with the outside auditor the outside auditor's independence from management and the Company, and received the written disclosures concerning the outside auditor's independence required by the Independence Standards Board to be made by the outside auditor to the Company.

     The Audit Committee discussed with the Company's outside auditor the overall scope and plans for its audit. The Audit Committee also met with the outside auditor to discuss the results of its examination, its evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K, as filed with the Commission.

                         AUDIT COMMITTEE

Russell W. Beiersdorf
John Stevens Robling, Jr.

                   SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding the compensation awarded of those persons (i) who served or acted as the Company's principal executive officer, (ii) who were the Company's other four most highly compensated executive officers and (iii) two persons who would have been one of the most highly compensated executive officers had they been employed by the Company as of June 30, 2003 (the "Named Executive Officers") for the past three fiscal years.


                                                     ANNUAL
                                                  COMPENSATION                LONG TERM
                                        --------------------------------    COMPENSATION
                                                                 OTHER       SECURITIES
                                                                 ANNUAL      UNDERLYING      OTHER
                                                                COMPEN-       OPTIONS/      COMPEN-
             NAME                YEAR   SALARY ($)    BONUS      SATION       SARS (#)    SATION (5)
------------------------------  ------  ----------  ---------  ---------   -------------  ----------
Steven W. Caple                  2003     160,000     45,000        --         500,000(1)    7,321
 President                       2002     127,500     30,000        --              --          --
                                 2001     122,308     15,000        --          60,000(2)       --

Susie C. Holliday (3)            2003     158,380       --          --         500,000(1)   14,883
 Former Senior Vice President    2002     117,908      9,375        --              --          --
   of Accounting                 2001     150,000     45,938        --         200,000(2)       --

Patrick G. Mackey                2003     180,000       --          --         500,000(1)   19,310
 Senior Vice President of        2002     180,000       --          --              --          --
   Accounting                    2001     180,000     20,000        --         250,000(2)       --

Barrett N. Wissman               2003      95,000       --        50,000        25,000(1)    8,635
Chairman and Former              2002     190,000       --          --              --          --
   President (4)                 2001     190,000       --          --       1,400,000(2)       --



(1)  Represents stock options granted under the 1999 Omnibus
     Plan.

(2)  Represents stock options granted under the 2001 Equity
     Incentive Plan.

(3)  Ms. Holliday resigned from her position on August 1, 2003.

(4) Mr. Wissman resigned as the Company's President, effective on December 31, 2002, and began serving as its Chairman of the Board, commencing on January 1, 2003. The compensation reported in the table includes $95,000 for his services as President and $50,000 for his services as Chairman of the Board.

(5) Represents payments made by the Company for health and life insurance premiums and allocations of forfeitures in the Company's 401(k) plan for the six months ended June 30, 2003.


              OPTION GRANTS DURING FISCAL YEAR 2003

     The Company has never granted any stock appreciation rights
("SARs"). No options to acquire shares of Common Stock were granted to the Named Executive Officers during the fiscal year ended June 30, 2003.

            AGGREGATED OPTION EXERCISES AND YEAR-END
                OPTION VALUES IN FISCAL YEAR 2003

     There were no options exercised by the Named Executive Officers during the fiscal year ended June 30, 2003, and none of the outstanding options were in-the-money as of that date. The following table describes the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers as of June 30, 2003.

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED            VALUE OF
                       SHARES                     OPTIONS/SARS AT FISCAL           UNEXERCISED
                      ACQUIRED                         YEAR END (#)               IN THE MONEY
                         ON          VALUE    -------------------------------    OPTIONS/SAR AT
       NAME           EXERCISE     REALIZED     EXERCISABLE    UNEXERCISABLE     FISCAL YEAR END
------------------  ------------   ---------  ---------------  -------------- --------------------
Steven W. Caple          --           --         230,000          390,000
Susie C. Holliday        --           --         475,000          425,000
Patrick G. Mackey        --           --         562,500          437,500
Barrett N. Wissman       --           --       2,691,760          233,240


(1)  Under the terms of the 1999 Omnibus Securities Plan, the
     2001 Equity Incentive Plan and Non-Plan Grant, Ms.
     Holliday's vested and unvested options will be forfeited on October 29, 2003, except for 125,000 vested options under the 1999 Omnibus Plan that expire on August 1, 2008.


                      EMPLOYMENT AGREEMENTS

     STEVEN W. CAPLE. Mr. Caple currently serves as the Company's President. On October 5, 2001, the Company entered into a retention agreement with Mr. Caple, whereby he received an annual base salary of $130,000 and two bonuses of not less than $30,000 each, which were payable in April and October of each year, to stay on as the Company's Senior Vice President, General Counsel and Secretary. When Mr. Caple was appointed to the position of President on January 24, 2003, his compensation was changed to an annual base salary of $190,000. He was granted options to purchase 60,000 shares of Common Stock under the 1999 Omnibus Securities Plan. These options have an exercise price of $16.88 per share and vested as follows: 20,000 vested on June 26, 2001; 20,000 vested on June 26, 2002; and 20,000 vested on June 26, 2003. In addition, Mr. Caple was granted options to purchase 60,000 shares of Common Stock under the 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share and vest as follows: 15,000 vested on June 26, 2001; 15,000 vested on June 26, 2002; 15,000 vested on June 26, 2003; and 15,000 will vest on June 26, 2004. Finally, Mr. Caple was granted options to purchase an additional 500,000 shares of Common Stock under the 1999 Omnibus Plan. These options have an exercise price of $0.055 per share and vest as follows: 125,000 shares vested on February 21, 2003; 125,000 will vest on February 21, 2004; 125,000 will vest on February 21, 2005; and 125,000 will vest on February 21, 2006. If the Company terminates Mr. Caple's employment without cause or if he terminates his employment with good reason, Mr. Caple will be entitled to the cash equivalent of his salary for six months.

     SUSIE C. HOLLIDAY. On April 17, 2000, the Company entered into an employment agreement with Ms. Holliday, pursuant to which she served as the Company's Senior Vice President of Accounting. The employment agreement was to expire on April 17, 2004. Ms. Holliday received an annual base salary of $150,000, and was entitled to participate in the Company's incentive bonus plan, payable by us on such terms and conditions as determined by the Board and the Compensation Committee, in any event not to exceed 25% of her base salary. Ms. Holliday's employment agreement also granted to her options to purchase 200,000 shares of Common Stock. These options have an exercise price of $18.00 per share and vested as follows: 66,667 vested on April 17, 2001; 66,667 vested on April 17, 2002; and 66,666 vested on April 17, 2003. In addition, Ms. Holliday was granted options to purchase 200,000 shares of Common Stock under the Company's 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share with vesting as follows: 50,000 vested on April 17, 2001; 50,000 vested on April 17, 2002; 50,000 vested on April 17, 2003; and 50,000 were to vest on April 17, 2004. Finally, Ms. Holliday was granted options to purchase an additional 500,000 shares of Common Stock under the 1999 Omnibus Plan. These options have an exercise price of $0.055 per share and vest as follows: 125,000 shares vested on February 21, 2003; 125,000 would have vested on February 21, 2004; 125,000 would have vested on February 21, 2005; and 125,000 would have vested on February 21, 2006. If Ms. Holliday does not exercise her vested options before October 29, 2003, they will expire, except for 125,000 shares under the 1999 Omnibus Plan that will expire on August 1, 2008. If the Company terminated Ms. Holliday's employment without cause or if she terminated her employment for good reason, Ms. Holliday would have been entitled to payment of all base salary earned but unpaid (including any incentive bonus earned for the applicable fiscal year) plus equal monthly payments equal to her monthly rate of base salary plus the amount of any incentive bonus paid to her during the prior fiscal year, divided by 12, for a period of the greater of six months or the remaining term of her employment agreement. Ms. Holliday resigned from her position with the Company on August 1, 2003.

     PATRICK G. MACKEY. Mr. Mackey currently serves the Company's Senior Vice President of Accounting, a position he assumed upon the resignation of Susie Holliday on August 1, 2003. On March 10, 2000, the Company entered into an employment agreement with an initial term expiring on March 10, 2004. The agreement automatically renews for successive 12-month periods unless either party gives the other party written notice of non-renewal at least 90 days before the end of the then current employment term. Mr. Mackey receives an annual base salary of $180,000, with increases in base salary and awards of bonuses at the discretion of the Board. Mr. Mackey was granted options to purchase 250,000 shares of Common Stock under the 1999 Omnibus Securities Plan. These options have an exercise price of $28.50 per share and vested as follows: 83,334 vested on March 16, 2001; 83,333 vested on March 16, 2002; and 83,333 vested on March 16, 2003. In addition, Mr. Mackey was granted an option to purchase 250,000 shares of Common Stock under the 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share to vest as follows: 62,500 vested on March 16, 2001; 62,500 vested on March 16, 2002; 62,500 vested on March 16, 2003; and 62,500 will vest on March 16, 2004. Finally, Mr. Mackey was granted options to purchase an additional 500,000 shares of Common Stock under the 1999 Omnibus Plan. These options have an exercise price of $0.055 per share and vest as follows: 125,000 shares vested on February 21, 2003; 125,000 will vest on February 21, 2004; 125,000 will vest on February 21, 2005; and 125,000 will vest on February 21, 2006. If the Company terminates Mr. Mackey's employment without cause or he terminates his employment for good reason, then Mr. Mackey is entitled to receive an amount of his base salary then in effect for the longer of the remainder of his employment term or six months.

     BARRETT N. WISSMAN. The Company entered into an employment agreement with Mr. Wissman, whereby he served as the Company's President and received an annual base salary of $190,000. The agreement commenced on April 3, 2000, and was to expire on April 2, 2004. However, it was modified, effective December 31, 2002, to reflect Mr. Wissman's resignation as President and appointment as Chairman of the Board, a position that had been vacant since Jeffrey A. Marcus resigned on June 5, 2001.
Pursuant to the modification, Mr. Wissman receives annual compensation as a director of $100,000, and the agreement may be terminated by either Mr. Wissman or the Board, upon the delivery by either party of thirty days prior written notice. He was granted options to purchase 1,400,000 shares of Common Stock. These options have an exercise price of $23.00 per share and vested as follows: 350,000 vested on July 2, 2000; 350,000 vested on April 2, 2001; 350,000 vested on April 2, 2002; and 350,000 shares vested on April 2, 2003. In addition, the Company granted Mr. Wissman options to purchase 1,400,000 shares of Common Stock under the 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share and vest as follows: 350,000 shares vested on January 10, 2001; 350,000 vested on April 2, 2001; 233,333 vested on April 2, 2002; 233,333 vested on April 2,
2003; and the remaining 233,334 will vest on April 2, 2004. Finally, Mr. Wissman was granted options to purchase 125,000 shares of Common Stock under the 1999 Omnibus Plan. These options are fully vested, and 100,000 of them have an exercise price of $10.00 per share, while the remaining 25,000 have an exercise price of $ .055 per share.

        REPORT OF BOARD REGARDING EXECUTIVE COMPENSATION

     The Board is responsible for reviewing the compensation paid to the Company's executive officers and determining such compensation. The Board approves all compensation paid to executive officers, with the exception of grants of stock options, which are made by the Option Subcommittee, subject to Board approval, as provided in the Company's 1999 Omnibus Securities Plan and the 2001 Equity Incentive Plan. During the fiscal year ended June 30, 2003, the Board made all compensation related determinations.

         PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION,
       INCLUDING PRINCIPAL EXECUTIVE OFFICER COMPENSATION

     The Company's compensation strategies are designed to attract and to retain the best possible executive talent under the circumstances. Compensation packages to executive officers include a base salary that recognizes individual performance and cash and equity-based incentives designed to align the financial interests of executives with those of the stockholders. The Company maintains agreements with its executive officers. Each such arrangement provides for a base salary, annual discretionary cash incentive bonus and the award of an option to purchase Common Stock. The Company also provides its executive officers with medical, retirement and other fringe benefits generally available to other Company employees. However, certain of the premiums are paid by the Company on behalf of the executive officers. Base salary for the Company's executive officers under their respective agreements was determined by evaluating the responsibilities of the position held by, and the personal experience level of, the specific individual. In entering into these arrangements, the Board also considers such factors as each executive's role in carrying out the Company's business strategy and the potential for increasing value to the Company's stockholders. The Board based its determination of the base salary and incentive compensation levels for Steven W. Caple, Susie C. Holliday and Patrick G. Mackey based upon their respective responsibilities and levels of business experience.

   MEMBERS OF BOARD ACTING ON BEHALF OF COMPENSATION COMMITTEE

Russell W. Beiersdorf
John Stevens Robling, Jr.
Barrett N. Wissman

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2003, compensation matters were handled by the Board as a whole, and no member of the Board was an officer or employee of the Company other than Barrett N. Wissman. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company's Board or Compensation Committee, except for Mr. Wissman, who is a director of PhoneFree.com, Inc. (now Gemini Voice Solutions, Inc.), of which Jan Robert Horsfall is a former executive officer. Mr. Horsfall was a member of the Company's Board of Directors until his resignation on August 13, 2003.

                  COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Company's Common Stock from the effective date of the Company's Form 10 on February 18, 2000, through June 30, 2002, with the cumulative total return on the NASDAQ Composite Index and the NASDAQ Telecommunications Index over the same period (assuming an investment of $100 in the Company's Common Stock, the NASDAQ Composite Index and the NASDAQ Telecommunications Index on February 18, 2000, and reinvestment of all dividends).


                   NOVO NETWORKS,   NASDAQ    NASDAQ
                    INC. (NVNW)    COMPOSITE  TELECOM
                   --------------  --------- --------
          2/18/00     $100.00        $100.00  $100.00
          3/31/00      125.00         103.65   102.95
          6/30/00       67.39          89.90    81.34
          9/30/00       55.43          83.25    68.19
         12/31/00       19.84          56.00    43.29
          3/31/01        7.88          41.71    31.03
          6/30/01        1.52          48.99    29.11
          9/30/01        0.00*         33.97    18.97
         12/31/01        0.00*         44.21    22.11
          3/31/02        0.57          41.83    16.23
          6/30/02        0.22          33.17     9.67
          9/30/02        0.22          26.57     8.26
         12/31/02        0.26          30.27    10.16
          3/31/03        0.22          31.04    11.35
          6/30/03        0.20          36.78    13.69

          *  Trading halted by NASDAQ.

                   [PERFORMANCE GRAPH OMITTED]



                           PROPOSAL 2

               APPOINTMENT OF INDEPENDENT AUDITOR

     Grant Thornton, LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended June 30, 2003. The Audit Committee and the Board have also selected Grant Thornton as the independent auditors of the Company for the fiscal year ending June 30, 2004. The ratification of the appointment of Grant Thornton will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the foregoing appointment of Grant Thornton is not ratified by stockholders, the Board will appoint other independent accountants whose appointment for any period subsequent to the 2003 Annual Meeting of Stockholders will be subject to the approval of stockholders at the meeting. No member of Grant Thornton or any of its associates has any financial interest in the Company or its affiliates.

     Grant Thornton's opinion on the Company's financial statements for the year ended June 30, 2003, indicates that it was prepared based on the assumption that the Company continues as a going concern, but that substantial doubt exists concerning the Company's ability to do so. During the period from July 30, 2003, to the present (i) there have been no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused the independent accountants to make reference to such matters in connection with its report; and (ii) there have been no reportable events, as described in Regulation S-K Item 304(a)(i). Representatives of Grant Thornton are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

                           AUDIT FEES

     Fiscal Year 2003. The aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2003, together with its review of the financial statements included in the Company's quarterly reports on Form 10-Q and the audit of a subsidiary and review of financial statements included in the Company's reports on Form 8-K, amounted to $70,625. Grant Thornton did not perform any non-audit services for the Company during fiscal year 2003, including those defined in Rule 2-11(c)(4)(ii) of Regulation S-X.

     Fiscal Year 2002. The aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002, amounted to $36,500. The aggregate fees billed for professional services rendered by the Company's prior auditor, Arthur Andersen, LLP, for review of the financial statements included in the Company's quarterly reports on Form 10-Q amounted to $89,913. In addition, BDO Seidman, LLP, the Company's auditor prior to Arthur Andersen, was paid a total of $109,580 for professional services rendered during fiscal year 2002, primarily for tax related services and consents. Neither Grant Thornton nor Arthur Andersen performed any non-audit services for the Company during fiscal year 2002, including those defined in Rule 2-11(c)(4)(ii) of Regulation S-X.

                     AUDIT RELATED FEES

                                 FY 2003         FY 2002
                             ---------------  ------------
Audit Fees
   Grant Thornton, LLP        $     70,625     $   36,500
   Arthur Andersen, LLP                  -         72,304
   BDO Seidman, LLP                 14,335         33,496

Audit Related Fees
   Grant Thornton, LLP                   -              -
   Arthur Andersen, LLP (1)              -         17,609
   BDO Seidman, LLP                      -              -

Tax Fees
   BDO Seidman, LLP                109,012         76,084

Other Fees
   Grant Thornton, LLP                   -              -

   Arthur Andersen, LLP                  -              -
   BDO Seidman, LLP                      -              -
                             ---------------  ------------
                              $    193,972     $  235,993
                             ===============  ============
__________________
(1) Represents fees associated with liquidation and bankruptcy accountings.


                         FORMER AUDITORS

     Arthur Andersen audited the financial statements of the Company for the fiscal year ended June 30, 2001. On July 30, 2002, the Company's Audit Committee and Board unanimously recommended the dismissal of Arthur Andersen as the Company's independent accountant. Arthur Andersen had served as the Company's outside auditor since January 2, 2001. For the year ended June 30, 2001, the Arthur Andersen audit report did not contain any adverse opinion or a disclaimer of opinion nor was it qualified or modified as to audit scope or accounting principles, except that such report did state that substantial doubt existed that the Company could continue as a going concern. During the period from January 2, 2001, through the end of the Company's fiscal year ended June 30, 2001, and the subsequent interim period from July 1, 2001, to July 30, 2002 (the date of the referenced dismissal), there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in its report. During the period from January 2, 2001, through the end of the Company's fiscal year ended June 30, 2001, and the subsequent interim period from July 1, 2001, to July 30, 2002 (the date of the referenced dismissal), there have been no reportable events (as defined in regulation S-K Item 304(a)(l)(v)).

     Representatives of Grant Thornton are expected to attend the Annual Meeting. Neither representatives of Arthur Andersen nor
BDO Seidman are expected to attend the Annual Meeting.

     The Board unanimously recommends a vote "FOR" the ratification of the appointment of Grant Thornton as the independent auditor of the Company.

      OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING

     The Company knows of no other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the Annual Meeting, the persons named in the proxies will vote them in accordance with their best judgment.

          DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at the next Annual Meeting if they comply with the requirements of the proxy rules established by the Commission and the terms of the Company's bylaws. Proposals that are intended to be presented by stockholders at the 2004 Annual Meeting must be received by the Company at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, by June 29, 2004, in order for them to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting. In the case of other stockholder proposals not submitted in time to be included in the Company's proxy materials, the Company may generally exercise discretionary voting authority as conferred by proxies at the 2004 Annual Meeting.

                                                       APPENDIX A

                       NOVO NETWORKS, INC.

                     AUDIT COMMITTEE CHARTER

            Approved and Adopted on September 7, 2000

                             GENERAL

     The Audit Committee of the Board of Directors of Novo Networks, Inc. shall consist of at least three independent directors. Members of the Committee shall be considered independent if they meet the independent director criteria of Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. As determined by the Board of Directors, the Members of the Committee will be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Company management, independent auditors and the Company's General Counsel may attend each meeting or portions thereof as required by the Committee. The Committee shall meet as scheduled by the Chairperson selected by the Board of Directors, as frequently as circumstances dictate.

                        RESPONSIBILITIES

     The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. In particular, the Committee will not plan or conduct the Company's audit or determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Committee recognizes that the Company's financial management and the independent auditors have more time, knowledge and more detailed information on the Company than do the members of the Committee; consequently, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work, and is not responsible for resolving disagreements, if any, between the Company's management and the independent auditors. Additionally, it is not the responsibility of the Committee to ensure that the Company complies with all laws and regulations. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

     1. Provide an open avenue of communications among the independent auditors, Company management and the Board of Directors, including private sessions with the independent auditors, and/or Company management to discuss any matters that the Committee may deem appropriate or that either of these groups believes should be discussed.

     2. Provide open communication with Company management relating to the quality and adequacy of the Company's financial reporting process, published financial statements and/or major disclosures and the adequacy of the Company's system of internal controls.

     3. Provide open communication with Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

     4. Meet with Company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

     5. The Committee and Board of Directors shall be ultimately responsible for the approval (subject to ratification by the shareholders), evaluation, and replacement of the independent auditors. The Committee will:

          * Monitor the independence and performance of the independent auditors and their audit of the Company's financial statements.

          * Recommend annually the appointment of the independent auditors to the Board for its approval.

          * In accordance with The Independence Standards Board Statement No.1, request from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees.

          * Discuss with the independent auditors if any disclosed relationship or service could impact the auditors' objectivity and independence.

          * Recommend that the Board of Directors take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

          * Approve the fees and other significant compensation to be paid to the independent auditors.

     6. Meet with the independent accountants and Company management to review the scope of the proposed external audit for each fiscal year. The external audit scope shall include a requirement that the independent accountants inform the Committee of any significant changes in the independent accountant's original audit plan and that the independent accountants will conduct a review on interim financial information prior to the Company's filing of each quarterly report to shareholders (Form 10-Q).

     7. Review with Company management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution.

     8. Meet with independent auditors, Company management and internal auditors and review their report to the Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The Board of Directors and the Committee are in place to represent the Company's stockholders; accordingly, the independent auditors are ultimately accountable to the Board of Directors and the Committee on all such matters.

     9. Review the Company's annual audited financial statements (including results thereof) prior to filing or distribution (which review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments).

     10. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report.

     11.  Approve and monitor a code of conduct for the Company.

     12. Review and advise the Board on potential conflicts of interest regarding the Company and its officers and directors.

     13.  Review and reassess the adequacy of the Audit
          Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

     14. Monitor the performance of the internal auditing department.

     15. Perform any other activities consistent with this charter, the Company's bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

     16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization and full access to all books, records, facilities and personnel of the Company. The Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                             QUORUM

     For the transaction of business at any meeting of the Audit
Committee, the presence of no less than 50% of the members shall constitute a quorum.

     Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Federal securities laws or the Delaware General Corporation law which shall continue to set the legal standard for the conduct of the members of the Committee.

                 PLEASE DATE, SIGN AND MAIL YOUR
                 PROXY CARD AS SOON AS POSSIBLE

                 ANNUAL MEETING OF SHAREHOLDERS
                       NOVO NETWORKS, INC.

                        DECEMBER 8, 2003
















         Please Detach and Mail in the Envelope Provided


A  [ X ]  Please mark your votes
          as in this example


                             WITHHOLD AUTHORITY
                   FOR         to vote for the
               the nominee     nominee listed
                 listed            below
                  below

                                                                     FOR     AGAINST      ABSTAIN
1. PROPOSAL       [   ]          [   ]          2. PROPOSAL NO.      [ ]       [ ]          [ ]
NO. 1-ELECTION                                  2-RATIFICATION OF
OF DIRECTOR                                     SELECTION OF GRANT
                                                THORNTON LLP

Nominee:                                       The undersigned acknowledges receipt of (a) Notice of Annual
                                               Meeting of Stockholders, (b) the accompanying Proxy Statement, and
Russell W. Beiersdorf                          (c) the Company's 2003 Annual Report to Stockholders.

                                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
                                               WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. YOU
                                               ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE
                                               ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE
                                               UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO
                                               DESIRED, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                                               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.

                                               PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.

SIGNATURE 1:______________ DATE _________, 2003    SIGNATURE 2:__________________ DATE _______________, 2003

PROXY  INSTRUCTIONS:  Please  sign  exactly as the name or names appear on your stock  certificate  (as  indicated
hereon).  If  the shares are issued in the name of two or more persons, all of them must sign the proxy.  A  proxy executed by a corporation must be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their capacity when signing.


                       NOVO NETWORKS, INC.

                 ANNUAL MEETING OF STOCKHOLDERS

                        DECEMBER 8, 2003

The undersigned, having received the notice and accompanying Proxy Statement for the Annual Meeting of Stockholders of Novo Networks, Inc. (the "Company") to be held on Monday, December 8, 2003 (the "Annual Meeting"), hereby appoints Steven W. Caple and Patrick G. Mackey, and each of them, with full power of substitution, as the undersigned's proxies and attorneys-in-fact to vote at the Annual Meeting, or any adjournment thereof, all shares of voting stock of the Company, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote at the Annual Meeting or any adjournment thereof, as shown below.

          (Continued and to be signed on reverse side)